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                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 25, 2002 (this "Agreement"), is made by and between WOMEN FIRST HEALTHCARE, INC., a Delaware corporation (the "Company"), and the purchasers named on the signature page hereto (the "Purchasers").

                              W I T N E S S E T H:

                  WHEREAS, in connection with the Preferred Stock Purchase Agreement, dated as of June 25, 2002, between the Purchasers and the Company (the "Preferred Stock Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Preferred Stock Purchase Agreement, to issue and sell to the Purchasers convertible redeemable preferred stock (the "Preferred Stock"), which shall be convertible at the option of the Purchasers into shares of Common Stock (the "Conversion Shares");

                  WHEREAS, to induce the Purchasers to execute and deliver the Preferred Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Registrable Securities (as defined below) issuable to or for the account of the Purchasers pursuant to the Preferred Stock Purchase Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                  1.       Definitions.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                  "Nasdaq" means the Nasdaq National Market.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "Person" means any individual, corporation, limited liability company, association, partnership, trust, or any other entity or organization, including any government entity.

                  "Purchasers" means the Purchasers and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                  "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

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                                      -2-

                  "Registrable Securities" means the Conversion Shares.

                  "Registration Period" means the period from the Date of Closing to the earlier of (i) the date which is three years after the date on which the shares of Preferred Stock are issued to the Purchasers pursuant to the Preferred Stock Purchase Agreement, (ii) the date on which each Purchaser may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, without restriction on the manner of sale or the volume of securities which may be sold in any period and without the requirement for giving of any notice to, or the making of any filing with, the SEC and (iii) the date on which the Purchasers no longer beneficially own any Registrable Securities.

                  "Registration Statement" means a registration statement of the Company under the 1933 Act, including any amendment thereto.

                  "Rule 144" means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the 1933 Act.

                  "SEC Effective Date" means the date the Registration Statement is first declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 2(a).

                  (b) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Preferred Stock Purchase Agreement.

                  2.       Registration.

                  (a) Mandatory Registration. The Company shall prepare, and file with and cause to be declared effective by the SEC a Registration Statement on Form S-3, which, on the date of filing with the SEC, covers the resale by the Purchasers or their permitted assignees of a number of shares of Common Stock at least equal to the Conversion Shares, and thereafter to cause such Registration Statement relating to Registrable Securities to be declared effective as soon as possible after such filing but in any event, not later than 180 days after the Date of Closing. If at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable upon conversion of the unconverted Preferred Stock, then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 2(a)), covering such number of shares of Common Stock as shall be sufficient to permit such conversions. For all purposes of this Agreement, such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Purchasers shall have the same rights and obligations with respect to such additional



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                                      -3-

Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this
Section 2(a). Except to the extent required under the agreements set forth under
Schedule I, the Registration Statement shall not, without the Purchasers' consent which shall not be unreasonably withheld, include securities to be sold for the account of any other selling securityholder.

                  (b) Priority on Mandatory Registration. If the Mandatory Registration is an underwritten offering and the managing underwriter or underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

                  (i) first, the Registrable Securities requested to be included in such registration by the Purchasers and any securities requested to be included in such registration by other Person that is entitled to piggyback registration rights that are not subordinate to the rights of the Purchasers (allocated, if necessary, pro rata among the Purchasers and such other Persons based upon the number of shares owned by each of them);

                  (ii) second, any securities requested to be included in such registration by any Person that is entitled to Piggyback Registration Rights that are subordinate to the rights of the Purchasers;

                  (iii)    third, to the Company; and

                  (iv) thereafter, other securities requested to be included in such registration.

                  (c) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s), if any, to administer an offering pursuant to the Mandatory Registration, subject to the Holders' approval, which will not be unreasonably withheld.

                  (d) Other Registrations. The Company will not file another registration statement with the SEC covering shares of Common Stock prior to the SEC Effective Date, other than registration statements on Form S-4 or S-8.

                  (e) Holdback Agreements. (i) The Company agrees (A) not to effect any public sale or distribution for its own account of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of the underwritten Mandatory Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriter(s) managing the registered public offering otherwise agree, and (B) to use reasonable efforts to cause each purchaser of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such

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                                       -4-

securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriter(s) managing the registered public offering otherwise agree.

                  (ii) Each Holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Section 2 hereof agrees, if requested by the managing underwriter(s) in an underwritten offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such underwritten registration), during the seven-day period prior to, and during the 90-day period (or such shorter period as may be agreed to by the managing underwriter(s)) following the effective date of such Registration Statement to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

                  (f) Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Purchaser who is entitled to registration rights under this Section 2(f) written notice of such determination and, if within ten
(10) days after receipt of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Registrable Securities under this Section 2(f) shall be construed to limit any registration required under Section 2(a) hereof. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to
Section 2(a) of this Agreement shall have been ordered effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 2(f).


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                                       -5-

                  (g) Eligibility for Registration Statement Forms. The Company meets the requirements for the use of Form S-3 for registration of the Registrable Securities for resale by the Purchasers. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                  3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                  (a) prepare promptly, and file with the SEC not later than 30 days after the Date of Closing, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its reasonable best efforts to cause each Registration Statement relating to Registrable Securities to be declared effective as soon as possible after such filing and in the case of the initial Registration Statement filed pursuant to Section 2(a), in any event, within 180 days after the Date of Closing, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period; submit to the SEC, within two Trading Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to the earliest time and date permitted by the staff of the SEC after the submission of such request; notify the Purchasers of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and the Company represents and warrants to, and covenants and agrees with, the Purchasers that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the


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                                       -6-

         SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser;

                  (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Purchasers who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its Certificate of Incorporation or By-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders;

                  (e) as promptly as practicable after becoming aware of such event or circumstance, notify each Purchaser of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Purchasers to sell Registrable Securities pursuant to the Registration Statement as promptly as practical, and deliver a number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request; provided that the parties hereto understand and agree that if an event or circumstance requiring an amendment of or supplement to the Registration Statement would require the Company to file financial statements in order to keep the Registration Statement current in accordance with Rule 3-05(b)(4) of Regulation S-X, the Company shall have no more than 75 days to make an appropriate SEC filing incorporating such financial statements to update the Registration Statement;

                  (f) as promptly as practicable after becoming aware of such event, notify each Purchaser who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

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                                       -7-

                  (g) permit a single firm of counsel designated as selling shareholders' counsel by the Purchasers who hold a majority in interest of the Registrable Securities being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                  (h) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                  (i) make available for inspection by any Purchaser, and any attorney, any underwriter, accountant or other agent retained by any such Purchaser (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(i). Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning a Purchaser provided to the Company pursuant to
         Section 4 hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser, at such Purchaser's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;


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                                       -8-

                  (j) use its reasonable best efforts (i) to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded or (ii) if securities of the same class or series as the Registrable Securities are not then listed on Nasdaq or any such other securities market, to cause all of the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market;

                  (k) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (l) cooperate with the Purchasers who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the Purchasers may reasonably request and registered in such names as the Purchasers may request; and, within three Trading Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as Exhibit 1 and shall use all reasonable efforts to cause Latham & Watkins, counsel to the Company, to deliver to the Purchasers an opinion of such counsel in the form attached hereto as Exhibit 2 (with a copy to the Company's transfer agent);

                  (m) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Purchasers to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act;

                  (n) if the registration is an underwritten offering, use all reasonable efforts to obtain a so-called "comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters; and

                  (o) take all other reasonable actions necessary to expedite and facilitate disposition by the Purchasers of the Registrable Securities pursuant to the Registration Statement.

                  4. Obligations of the Purchasers. In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser (the "Requested Information") if any of such Purchaser's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one (1) Trading Day prior to the filing date the Company has not received the Requested Information from a Purchaser (a "Non-Responsive Purchaser"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Purchaser;

                  (b) Each Purchaser by such Purchaser's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement;

                  (c) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                  (d) Each Purchaser agrees that it will not sell Registrable Securities other than pursuant to an effective registration statement (or an exemption from registration) and will comply with any applicable prospectus delivery requirements.

                  5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and reasonable fees of one firm of counsel for the Purchasers, shall be borne by the Company.

                  6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser who holds such Registrable Securities, the directors, if any, of such Purchaser, the officers, if any, of such Purchaser, each person, if any, who controls any Purchaser within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively,

         "Claims") to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
         Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Purchasers and each such controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof;
         (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.

                  (b) In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an

         "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that the Purchaser shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount by which the net proceeds to such Purchaser from the sale of Registrable Securities pursuant to such Registration Statement exceeds the cost of such Registrable Securities to such Purchaser. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the rights to have the Company register Registrable Securities pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
         Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and such Indemnified Party failed to satisfy an obligation to deliver such final prospectus.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchasers; such legal counsel shall be selected by the Purchasers holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for such Registrable Securities.

                  8. Reports under 1934 Act. With a view to making available to the Purchasers the benefits of Rule 144, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                  (c) furnish to each Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                  9. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Purchasers to any permitted transferee of all or any portion of such securities (or all or any portion of the Preferred Stock) only if: (a) the Purchaser agrees in writing with the permitted transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such permitted transferee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the permitted transferee is restricted under the 1933 Act and applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the permitted transferee agrees in writing with the Company to be bound by all of the provisions contained herein. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such reasonable actions as shall be reasonably acceptable to the Purchasers and such permitted transferee to assure that the Registration Statement and related prospectus are available for use by such permitted transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

                  10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchasers who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in- accordance with this Section 10 shall be binding upon each Purchaser and the Company.

                  11.      Miscellaneous.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) (i) if to the Company, at 12220 El Camino Real, Suite 400, San Diego, California 92130, Attention: Legal Department, (ii) if to the Purchasers, c/o CIBC Capital Partners, 425 Lexington Ave., New York, New York 10017,
Attention: William Phoenix and Whitney & Co. LLC, 177 Broad Street, Stamford, Connecticut 06901, Attention: Daniel J. O'Brien and (iii) if to any other Purchaser, at such address as such Purchaser shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, including, without limitation, the Company's obligations under Section 3(l), or any delay in such performance could result in damages to the Purchasers and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct and consequential damages caused by any such failure or delay.

                  (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                      WOMEN FIRST HEALTHCARE, INC.


                                      By:              /s/ Charles M. Caporale
                                             -----------------------------------
                                             Name:    Charles M. Caporale
                                             Title:   Chief Financial Officer

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                      CIBC WMC INC.


                                      By:             /s/ T. Worsley
                                             -----------------------------------
                                             Name:    Todd Worsley
                                             Title:   Managing Director

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                      GREENLEAF CAPITAL, L.P.

                                      By: GreenLeaf GP, L.L.C.
                                          its General Partner

                                      By:              /s/ Kevin J. Curley
                                             -----------------------------------
                                             Name:    Kevin J. Curley
                                             Title:  Attorney-in-Fact

                                      BROAD STREET ASSOCIATES, LLC

                                      By:       /s/ Kevin J. Curley
                                             -----------------------------------
                                             Name:  Kevin J. Curley
                                             Title:  Attorney-in-Fact